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NYSE American | PMNT



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July 2024

IMPORTANT CAUTIONS REGARDING FORWARD LOOKING STATEMENTS

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This presentation contains "forward-looking statements." Forward-looking statements reflect the current view about future events. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

- Our expectations regarding our revenue, expenses, profitability and other operating results,
- Growth rates of the markets in which we compete,
- Costs and effectiveness of our marketing efforts, as well as our ability to promote our brand,
- Our ability to provide quality products that are acceptable to our customers.
- Our reliance on key personnel and our ability to identify, recruit, and retain skilled personnel,
- Our ability to effectively manage our growth, including offering new product categories and any international expansion;
- Our ability to maintain the security and availability of our software;
- Our ability to protect our intellectual property rights and avoid disputes in connection with the use of intellectual property rights of others;
- Our ability to protect our users' information and comply with growing and evolving data privacy laws and regulations;
- Future investments in our business, our anticipated capital expenditures, and our estimates regarding our capital requirements;
- Our ability to compete effectively with existing competitors and new market entrants; and
- Our success at managing the risks involved in the foregoing.

Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Market data and certain industry data and forecasts used throughout this presentation were obtained from internal company surveys, market research, consultant surveys, publicly available information, reports of governmental agencies and industry publications, articles and surveys. Industry surveys, publications, consultant surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable, but the accuracy and completeness of such information is not guaranteed. We have not independently verified any of the data from third party sources, nor have we ascertained the underlying economic assumptions relied upon therein. Similarly, internal surveys, industry forecasts and market research, which we believe to be reliable based on our management's knowledge of the industry, have not been independently verified. Forecasts are particularly likely to be inaccurate, especially over long periods of time. Statements as to our market position are based on the most currently available data.

While we are not aware of any misstatements regarding the industry data presented in this presentation, our estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading "risk factors" in the final prospectus for our initial public offering and in our Form 10-K for the year ended March 31, 2024, filed with the Securities and Exchange Commission. Among other items, certain of the market research included in this presentation was published prior to the COVID-19 pandemic and did not anticipate the virus or the impact it has caused on our industry. We have utilized this pre-pandemic market research in the absence of updated sources. These and other factors could cause results to differ materially from those expressed in the projections and estimates made by the independent third parties and us.

You should read carefully our "special note regarding forward-looking statements," "market and industry data" and the factors described in the "risk factors" section of the final prospectus for our initial public offering and in our Form 10-K for the year ended March 31, 2024, filed with the Securities and Exchange Commission. Any forward-looking statements contained in this presentation are made as of June 28, 2024, and are based on information currently available to us. We undertake no duty to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

All trademarks and trade names referred to in this presentation are the property of their respective owners.

KEY STATS (NYSE American: PMNT)

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Stock Price *7/8/24*	*$1.75*
Average Volume *(10 Day)*	*7,440*
Common Shares Outstanding/Fully Diluted	*15.7M/17.6M*
Market Cap.	*$27.4M*
Public Float, *est.*[1]	*1.3M*
Institutional Holdings, *est.*[2]	*~10%*
Insider Holdings, *est.*	*24.7%*
Employees *(full-time)*	*35*
Incorporated	*2021*
Fiscal Year End	*Mar. 31*

ttm = trailing twelve months as of March 31, 2024.

Data sources: IPREO, Yahoo! Finance, Form 10-Q for quarter ended December 31, 2023, Form 10-K for year ended March 31, 2024, and company estimates.

Net revenue, *12-Months @ 3/31/24*	*$24.4M*
Wholesale Revenue, *ttm*	*$14.1M*
eCommerce Revenue, *ttm*	*$10.4M*
Gross Profit, *ttm*	*$9.2M*
Net Loss, *ttm*	*$8.7M*
Cash, *@3/31/24*	*$7.9M*
Total Assets *@3/31/24*	*$12.6M*
Total Debt *@3/31/24*	*$0.0M*
Total Liabilities *@3/31/24*	*$4.8M*
Total Liabilities & Shareholders' Equity *@3/31/24*	*$12.6M*

1) Public float = Based on shares outstanding as of June 26, 2024. The company's float is a measure of the number of shares available for trading by the public. Calculated by taking number of issued & outstanding shares minus any restricted stock, which may not be publicly traded.

2) Institutional holdings percentage based on company's estimates.

Revenue


USD Millions
Wholesale
eCommerce
36% CAGR
FY21-FY24
$9.7
$5.6
$4.1
$16.4
$8.5
$8.0
$23.4
$14.9
$8.6
$24.4
$14.1
$10.4
FY21
FY22
FY23
FY24

Fiscal Years Ended March 31

eCommerce sales **up 21% y/y to record $10.4M**

WHO WE ARE

A GLOBAL LUXURY LIFESTYLE BRAND

WE EXIST TO INSPIRE A SHARED
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OUR HISTORY – A BRAND BORN IN THE FRENCH ALPS

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1984

Founded in Chamonix in 1984 by professional skier & extreme sports filmmaker, Thierry Donard.

2012

Perfect Moment brand acquired and relaunched by Jane & Max Gottschalk.





2015

Launched new brand identity.

Wholesale expands to include retailers like Harrods and Selfridges.

2016

Launched new summer capsule of Swimwear & Activewear.



OUR TRANSFORMATION INTO A LUXURY SKI LIFESTYLE BRAND

2019

Perfect Moment launches **first Lifestyle/Outerwear collection** & collaboration with Goop.



Miranda Kerr

2021



Nick Jonas & Priyanka Chopra become brand ambassadors & shareholders.

2022

BOSS collaboration #MomentMakers combined with #BeYourOwnBoss.



HUGO BOSS

2023



SOHO HOUSE

Perfect Moment signs global partnership with **Soho House.**

2024

NYSE American Exchange IPO.

February 7, 2024

NYSE AMERICAN™

OUR PRODUCT ICONS

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Our sales are approximately equally split between these three product categories.



JACKETS



KNITWEAR


ski
SKI

PANTS/SUITS



ROOTED & FOCUSED IN SKI...

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Ski	Après	Chalet	Lifestyle





PARKING

...EXPANDING INTO APRÈS, CHALET & LIFESTYLE

Smaller Market / Seasonal / Lower Margins ⟷ Larger Market / All Seasons / Higher Margins

HIGH-GROWTH GLOBAL MARKETS



LUXURY SKI APPAREL MARKET

Global - USD Millions[1]


$1.5B
$2.3B
6.5%
CAGR
2024
2031

LUXURY OUTERWEAR MARKET

Global - USD Millions[2]


$15.9B
$23.8B
7.0%
CAGR
2024
2031

1) Global Research and Insights, Feb. 2024 2) Absolute Market Research & Advisory Market Growth Reports, Feb. 2024

WE ARE WELL POSITIONED TO CAPITALIZE ON OPPORTUNITIES IN THE LARGER LUXURY OUTERWEAR MARKET

LUXURY SKI APPAREL MARKET


1.5%
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2024 Market Share Est.

$1.5B Global Market[1]

10x Market Size

LUXURY OUTERWEAR MARKET


0.15%
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2024 Market Share Est.

$15.9B Global Market[2]

Perfect Moment has Significant Headroom in Both Global Luxury Ski Apparel & Global Luxury Outerwear Markets

1) Global Research and Insights, Feb. 2024. Estimated Global Market for Luxury Ski Apparel in 2024. 2) Absolute Market Research & Advisory Market Growth Reports, Feb. 2024 for year of 2024, projected.

GLOBAL BRAND WITH PREMIER RETAILER ACCOUNTS

GLOBAL FOOTPRINT WITH U.S. AT ITS CORE


ROW
7%
UK
20%
12M FY2024
Geographical
Revenue
Mix
U.S.
41%
Europe
32%

~170 PRESTIGIOUS RETAILER (WHOLESALE) ACCOUNTS CREATING HIGH BRAND AWARENESS

SELFRIDGES&Co Harrods GORSUCH

REVOLVE BANDIER

FARFETCH Browns MYTHERESA

LUISAVIAROMA Neiman Marcus

FWRD Saks Fifth Avenue shopbop

HOLT RENFREW FLANNELS

NET-A-PORTER

GROWING PRESENCE ACROSS SOCIAL MEDIA DRIVES BRAND AWARENESS & SALES

387K+

Followers

Across Instagram, Facebook & TikTok

Up 19%+ YoY[1]

TikTok

296.6M+

Social Audience

Reached by Content Posted by Key Opinion Leaders (KOLs)[2]

Includes Celebrities, Fashion Models & Influencers Around the World Who Recognize & Wear Our Brand

7.5B+

Unique Visitors

Per Month Globally (UVPM)[3]

Across all global digital media coverage.


10:13
perfectmomentsports
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2,126
posts
362K
followers
391
following

The Numbers Show Perfect Moment to be One of the World's Most Followed Luxury Brands

1) As of July 1, 2024. Additional presence on the company's YouTube channel.
2) Total combined followers of celebrities, influencers, models, media publications, and fashion industry notables who organically posted about the brand during the 2023 ski season (fiscal Q3 - Q4) in U.S. & U.K. See company's full definition of Key Opinion Leaders (KOLs) and data sources in Appendix.
3) Combined sum of UVPMs reached by all global digital media coverage achieved during the 2023 ski season (fiscal Q3 - Q4).

MAJOR PRESS COVERAGE DRIVING BRAND AWARENESS

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WSJ


Traveller

CONDÉ NAST TRAVELER


FINANCIAL TIMES
Snow business: how a former financier shook up ski style

FINANCIAL TIMES


Forbes
Perfect Moment Teams Up With DL1961, Launches Denim Skiwear That 'Withstands Forces Of Nature'

FORBES



VOGUE


STYLE

STYLE


FASHION

GRAZIA


TIMES 2

SUNDAY TIMES



THE TELEGRAPH


ONPISTE
POLE POSITION

ON PISTE



HARPER'S BAZAAR


ASPEN

ASPEN MAGAZINE


WWD

WWD



FOX BUSINESS


NBC
ACCESS HOLLYWOOD

ACCESS HOLLYWOOD


Nick Jonas and Priyanka Chopra Snapped in Luxury Ski Brand Perfect Moment in Aspen

US WEEKLY


How skiwear got cool again

THE TIMES


FAST COMPANY

FAST COMPANY

These publications have not endorsed the Company or its products or recommended the purchase of any of its securities.

MEDIA COVERAGE CASE STUDY

MODERN LUXURY ASPEN MAGAZINE

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Top luxury fashion publication with 50K print subscribers and 1.1M digital readers monthly.

COVER PAGE

Kate Love wearing exclusively Perfect Moment on front cover of Modern Luxury Aspen Holiday 2023/Winter 2024 issue.

INSIDE

Eight-page fashion feature with Kate Love styled in Perfect Moment's autumn/winter 2023 (AW23) collection.

Two-page profile feature of Jane Gottschalk, Perfect Moment's co-founder & chief creative officer.

Link to free online digital edition here.


MODERN LUXURY
ASPEN
MAGAZINE
HOLIDAY 2023/WINTER 2024
SKI SCHOOL
An Inside Guide to Hut Trips, Backcountry Skiing & Getting the Most Out of Your Private Lesson
IN PERFECT FORM
The Latest Looks Made for the Mountain
The People, Performances & Galleries to Know Now
STATE of the ARTS






A PERFECT DAY



REACHING NEW AUDIENCES THROUGH PARTNERSHIPS

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BOSS
HUGO BOSS

BOSS x PERFECT MOMENT CAPSULE COLLECTION

Fuses BOSS's casual aesthetic with Perfect Moment's technical skiwear expertise.



SOHO HOUSE

PARTNERED WITH SOHO HOUSE & CO.

Global hotel chain and group of private clubs with over 1.4M Instagram followers and 237,000+ members represented by the media, arts & fashion industries.

FINANCIAL PERFORMANCE

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FY2024 Financial Highlights

Fiscal Year Ended March 31.
Comparisons are to FY2023.

- Total net revenue up 4% to a **record $24.4M**, with **eCommerce sales up 21% to a record $10.4M.**
- Wholesale revenue comparatively lower due to exceptionally higher sales in the prior year related to post COVID rebound. Going forward, anticipate wholesale to track at more normalized levels.
- Gross profit improved 40 basis points to 37.8%.
- Total operating expenses decreased 3% to $16.9M.
- Net loss improved by $1.6M to $8.7M versus year-ago loss of $10.3M.
- Cash and cash equivalents totaled $7.9M @ March 31, 2024; no long-term debt.



ANNUAL REVENUE GROWTH
USD Millions
eCommerce
Wholesale
36% CAGR
FY21-FY24
$9.7
$4.1
$5.6
$16.4
$8.0
$8.5
$23.4
$8.6
$14.9
$24.4
$10.4
$14.1
FY21
FY22
FY23
FY24
eCommerce up 21% y/y to record $10.4M



GROSS MARGIN EXPANSION
Gross Profit Percentage of Revenue
33.8%
37.4%
37.8%
Up
40
Basis
Points
vs
FY23
FY22
FY23
FY24

PUBLIC PEER COMPARATIVE VALUATION

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Price-to-Sales (Price/Sales) Comparison

			Exchange & Ticker Symbol	Share Price 7/8/24	Sales ttm US$	Net Income ttm US$	Market Cap US$	Price/ Sales
MONCLER	Moncler	Sportswear, outerwear, skiwear	OTC: MONRF	$61.13	3.3B	676M	16.5B	5.0
GILDAN	Gildan Activewear	Basic apparel worldwide	NYS: GIL	$38.65	3.2B	515M	6.5B	2.1
BURBERRY	Burberry	Luxury manufacturer/retailer/wholesaler	OTC: BBRYF	$11.45	3.7B	341M	4.1B	1.1
Columbia Sportswear Company	Columbia Sportswear	Multi-brand outdoor apparel	NAS: COLM	$79.59	3.4B	248M	4.7B	1.4
Salvatore Ferragamo	Salvatore Ferragamo	Italian brand, produces accessories	OTC: SFRGY	$4.62	1.3B	29M	1.5B	1.2
OXFORD	Oxford Industries	Apparel with diverse lifestyle brands	NYS: OXM	$97.60	1.5B	40M	1.5B	1.0
CANADA GOOSE	Canada Goose	Lifestyle & performance luxury apparel	NYS: GOOS	$12.69	1.0B	43M	1.2B	1.3
Van de Velde	Van de Velde	Lingerie & swimwear	OTC: VDEVF	$35.66	233M	37M	431M	1.8
							Peers Average P/S	1.8x
			PERFECT MOMENT	$1.75	$24.4M	$(8.7)M	$27.4M	1.1x

Perfect Moment Price/Sales Discounted 39% vs. Peers Avg. **1.8x**

TTM = trailing twelve months as of most recent filing. Data sources: Seeking Alpha and Yahoo!Finance.

GROWTH DRIVERS & STRATEGIES



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FOCUS ON REFINING PRODUCT MIX, DRIVING DEMAND IN THE USA & IMPROVING GROSS MARGIN

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Product Strategy

Broaden Product Offering



Market Strategy

Pursue International Expansion and Enter New Markets



Channel Strategy

Grow Sales Channels While Establishing Directly Operated Retail



STREAMLINE SKI WHILE BROADENING PRODUCT OFFERING ACROSS NEW CATEGORIES

Outerwear

Broaden outerwear range and introduce lighter product extending season.



Lifestyle

Bringing our customer off the slopes.



Accessories

Introducing more accessories and bags to extend Fall & Winter Seasons.



OUR NEW SUMMER COLLECTION

- In June, we launched an Ibiza-inspired Summer Capsule Collection across our global ecommerce channels.
- Collection highlighted in a photoshoot published in **British Vogue** featuring photographer Grace Burns and models Stella Jones and Paloma Baygual wearing items from the collection.
- Collection also recently featured in Grazia, Fashion Gone Rogue, Financial Times and Morning Star.



New Summer Collection featured in June 2024 issues of British Vogue and Fashion Gone Rogue with photoshoot by Grace Burns

PURSUE INTERNATIONAL EXPANSION & ENTER NEW MARKETS

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Grow US Market

Grow wholesale relationships, launch retail and invest in Direct-to-Consumer (D2C).


GORSUCH

Optimize Europe

Offer market-specific languages, currency and content.


EINFÜHRUNG
IN DEN HERBST

Expand Asia, including China

D2C via local partners.


天猫
TMALL.COM

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GROW SALES CHANNELS WHILE ESTABLISHING PHYSICAL RETAIL

Accelerate Digital

Enhance the customer experience by focusing on mobile as the dominant growth channel.

Pop Ups

In strategic ski-resorts, provide a luxury in-store experience that reflects the character of the brand.

Retail

Directly operated in cities providing our community a home for the brand and act as a beacon for new or potential customers.


NEW SEASON STARTS NOW





INCREASE GROSS MARGINS ACROSS THREE KEY AREAS

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PRICE

- Revise Price Upwards
- Reduce Promotional Activity

PRODUCT

- Fewer Complex Pieces
- Optimize Product Range (focus on higher selling products)

SUPPLY CHAIN

- Modify Supplier Base
- Reduce Cross Borders Costs with Local Distribution Channels
- Shift More To D2C



KEY TAKEAWAYS

- Unique positioning at the intersection between luxury & technical skiwear.
- Huge global fan & celebrity brand following.
- Large & fast-growing global markets.
- Passionate, talented and experienced executive team.
- eCommerce sales ramping.
- Expanding into larger luxury outerwear market.
- Successful IPO eliminated long-term debt & provided significant growth capital.

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NYSE American | **PMNT**



CONTACT US

HQ

Perfect Moment LTD
07 Canalot Studios
222 Kensal Road
London W10 5BN
United Kingdom
Tel: +44 (0) 204 558 8849
www.perfectmoment.com

COMPANY CONTACT

Jeff Clayborne
Chief Financial Officer
Perfect Moment
Tel +44 (0)204 558 8849
press@perfectmoment.com

INVESTOR RELATIONS

Ron Both or Grant Stude
CMA Investor Relations
Tel +1 949 432 7566
PMNT@cma.team

MEDIA RELATIONS

Margaret Short
Carfrae Consulting
Tel +1 646 590 1325
margaret@carfraeconsulting.com
www.carfraeconsulting.com


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Appendix



TEAM WITH EXTENSIVE EXPERIENCE ACROSS LUXURY, FASHION, SPORTS & D2C

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Max Gottschalk Co-founder & Chairman	**Jane Gottschalk** Co-founder & Chief Creative Officer, Director	**Mark Buckley** Chief Executive Officer, Director	**Jeff Clayborne** Chief Financial Officer	**Tracy Barwin** Independent Director	**Andre Keijers** Independent Director	**Berndt Hauptkorn** Independent Director	**Tim B. Nixdorff** Independent Director
Gottex Fund Management Vedra Partners	Cheyne Capital jax coco	M&S EST. 1884 Burberry Rapha.	Walt Disney Universal Music Group Sondors KPMG	Uniqlo Nike Hunter	CME Group Gottex Fund Management Vedra Partners Kempen Van Lanschot Kempen	Chanel BCG Boston Consulting Group Uniqlo Bally JAB Holding Company	rag & bone New York Galvan London Neon Equity Bejond United Digital Group

CAPITALIZATION TABLE

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	Shares	Weighted Average Price (USD)
Common Stock (6/26/24)	15,653,449	
Restricted Stock Units	225,000	$4.10
Options	1,616,550	$3.10
Warrants	66,700	$7.50
Total Shares Outstanding Fully Diluted	**17,561,699**	

BALANCE SHEET

Cash, cash equivalents and restricted cash totaled $7.9M at March 31, 2024, with no long-term debt.

The increase was primarily due to net proceeds of $6.0M raised from the company's IPO on February 8, 2024.

PERFECT MOMENT LTD. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share per share data)

	March 31, 2024	March 31, 2023
ASSETS		
Current assets:		
Cash and cash equivalents	$ 7,910	$ 4,712
Accounts receivable, net	1,035	997
Inventories, net	2,230	2,262
Prepaid and other current assets	742	708
Total current assets	$ 11,917	$ 8,679
Operating lease right-of-use assets	143	297
Property and equipment, net	502	833
Other non-current assets	47	12
Total assets	**$ 12,609**	**$ 9,821**
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)		
Current liabilities:		
Trade payables	$ 1,584	$ 1,289
Accrued expenses	2,697	1,390
Trade finance facility	-	26
Convertible debt obligations	-	10,770
Operating lease liability, current	101	299
Unearned revenue	420	180
Total current liabilities	$ 4,802	$ 13,954
Long Term liabilities:		
Operating lease liability, non-current	44	8
Total liabilities	$ 4,846	$ 13,962
Commitments and contingencies		
Stockholders' equity (deficit)		
Common stock, $0.0001 par value, 100,000,000 shares authorized; 15,653,449 and 4,824,352 shares issued and outstanding as of March 31, 2024 and March 31, 2023, respectively	$ 1	$ -
Series A and Series B convertible preferred stock; $0.0001 par value; 10,000,000 share authorized; 0 and 6,513,780 shares issued and outstanding as of March 31, 2024 and March 31, 2023, respectively	-	1
Additional paid-in-capital	56,824	35,910
Accumulated other comprehensive (loss)/income	(85)	203
Accumulated deficit	(48,977)	(40,255)
Total stockholders' equity (deficit)	**$ 7,763**	**$ (4,141)**
Total liabilities and stockholders' equity (deficit)	**$ 12,609**	**$ 9,821**

Income Statement

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- Total net revenue up 4% to a record $24.M, with eCommerce sales up 21% to a record $10.4M.
- Gross profit improved 40 basis points to 37.8%.
- Total operating expenses decreased 3% to $16.9M.
- Net loss improved by $1.6M to $8.7M versus loss of $10.3M.

PERFECT MOMENT LTD AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)
(Amounts in thousands, except share and per share data)

	Year Ended March 31, 2024	Year Ended March 31, 2023
Revenue, net		
Wholesale	$ 14,060	$ 14,888
Ecommerce	10,383	8,550
Total Revenue, net	24,443	23,438
Cost of goods sold	15,212	14,682
Gross profit	9,231	8,756
Operating expenses:		
Selling, general and administrative expenses	12,122	12,369
Marketing and advertising expenses	4,784	5,012
Total operating expenses	16,906	17,381
Loss from operations	(7,675)	(8,625)
Other income (expense), net		
Interest expense	(1,311)	(1,840)
Foreign currency transactions gains	264	39
Total other income (expense), net	(1,047)	(1,801)
Loss before income tax provision	(8,722)	(10,426)
Income tax provision	-	121
Net Loss	**(8,722)**	**(10,305)**
Other comprehensive (losses) gains		
Foreign currency translation (loss) gains	(288)	303
Comprehensive loss	**$ (9,010)**	**$ (10,002)**
Basic and diluted loss per share	**$ (1.34)**	**$ (2.16)**
Basic and Diluted weighted-average number of shares outstanding	**6,518,960**	**4,767,777**

USE OF NON-GAAP MEASURES (ADJUSTED EBITDA)

In addition to the company's results under generally accepted accounted principles ("GAAP"), it presents adjusted EBITDA as a supplemental measure of our performance. However, adjusted EBITDA is not a recognized measurement under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measure derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of liquidity. The company defines adjusted EBITDA as net income (loss), plus interest expense, depreciation and amortization and stock-based compensation.

Management considers its core operating performance to be that which its managers can affect in any particular period through their management of the resources that affect the company's underlying revenue and profit generating operations in that period. Non-GAAP adjustments to the company's results prepared in accordance with GAAP are itemized below.

You are encouraged to evaluate these adjustments and the reasons the company considers them appropriate for supplemental analysis. In evaluating Adjusted EBITDA, you should be aware that in the future the company may incur expenses that are the same as or similar to some of the adjustments in this presentation. The company's presentation of adjusted EBITDA should not be construed as an inference that the company's future results will be unaffected by unusual or non-recurring items.

	For the Years ended	
	March 31, 2024	***March 31, 2023***
Net income / (loss), as reported	$ (8,722)	$ (10,305)
Adjustments:		
Interest expense	1,311	1,840
Stock compensation expense	739	4,036
Amortization of stock-based marketing services	185	1,483
Depreciation and amortization	555	547
Income tax benefit	-	(121)
Total EBITDA adjustments		
Adjusted EBITDA	**$ (5,932)**	**$ (2,520)**

The company presents adjusted EBITDA because the company believes it assists investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the company does not believe are indicative of its core operating performance. In addition, the company uses adjusted EBITDA in developing its internal budgets, forecasts, and strategic plan; in analyzing the effectiveness of the company's business strategies in evaluating potential acquisitions; and in making compensation decisions and in communications with its board of directors concerning the company's financial performance. Adjusted EBITDA has limitations as an analytical tool, which includes, among others, the following:

- Adjusted EBITDA does not reflect the company's cash expenditures, or future requirements, for capital expenditures or contractual commitments;
- Adjusted EBITDA does not reflect changes in, or cash requirements for, the company's working capital needs;
- Adjusted EBITDA does not reflect future interest expense, or the cash requirements necessary to service interest or principal payments, on the company's debts; and
- Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and the adjusted EBITDA does not reflect any cash requirements for such replacements.

SOCIAL MEDIA PRESENCE EXPANSION IN Q4 FY2024

QUARTER ENDED Mar. 31, 2024

Total followers across social media platforms, including Instagram, Facebook & TikTok:

- Exceeded 382,000 by quarter-end up nearly 19% since the end of the same year-ago quarter.
- As of July 1, 2024: 387,000+.
- Making Perfect Moment one of the world's most followed luxury brands.

Social Media Follower Growth


285.0K
343.0K
382.0K
387.0K
Q3 FY22
Q3 FY23
Q4 FY24
July 1, 2024
TikTok

Total social audience reached by content posted by U.S. and U.K. key opinion leaders (KOLs) about Perfect Moment:

- **Totaled 296.6 million+ in Q3/Q4 FY24.**

  Represents the total combined followers of the celebrities, influencers, models, media publications, and fashion industry notables who organically posted about the brand during the quarter in the U.S. & U.K.

- **Total number of global unique visitors per month (UVPM) reached 7.5 billion+ in Q3/Q4 FY24.**

  Represents combined sum of UVPM reached by all global digital media coverage achieved during the quarter.

1) See company's definition of KOLs and data sources in the Appendix.

DEFINITION OF KEY OPINION LEADERS

The company defines a key opinion leader (KOL) as a person who is considered an expert on a certain topic and whose opinions are respected by the public due to their trajectory and the reputation they have built.

They are typically identified by their reach, social media following and stature.

A KOL may include but is not limited to celebrities, social media influencers, fashion models, contributors to media publications, and noted members of the fashion industry.

There is no official listing or accreditation of KOLs, so the term is subjective, and therefore the list and definition may vary from company to company.

The source of the KOL, social media and audience reach statistics provided in this release are reports by the company's public relations firm. No reliance should be made upon their accuracy or timeliness.


KOL
KEY OPINION LEADER